Exhibit 99.1

DOWDUPONT™ MERGER SUCCESSFULLY COMPLETED

Company Moves Forward Toward Intended Separation into Industry-Leading, Publicly Traded

Companies in Agriculture, Materials Science and Specialty Products;

Separations Expected to Occur Within 18 Months

MIDLAND, Mich., and WILMINGTON, Del., Sept. 1, 2017 – DowDuPont™ (NYSE:DWDP) today announced the successful completion of the merger of equals between The Dow Chemical Company (“Dow”) and E.I. du Pont de Nemours & Company (“DuPont”), effective Aug. 31, 2017. The combined entity is operating as a holding company under the name “DowDuPont™” with three divisions – Agriculture, Materials Science and Specialty Products.

Shares of DuPont and Dow ceased trading at the close of the New York Stock Exchange (NYSE) on Aug. 31, 2017. Beginning today, DowDuPont will start trading on the New York Stock Exchange under the stock ticker symbol “DWDP.” Pursuant to the merger agreement, Dow shareholders received a fixed exchange ratio of 1.00 share of DowDuPont for each Dow share, and DuPont shareholders received a fixed exchange ratio of 1.282 shares of DowDuPont for each DuPont share.

“Today marks a significant milestone in the storied histories of our two companies,” said Andrew Liveris, executive chairman of DowDuPont. “We are extremely excited to complete this transformational merger and move forward to create three intended industry-leading, independent, publicly traded companies. While our collective heritage and strength are impressive, the true value of this merger lies in the intended creation of three industry powerhouses that will define their markets and drive growth for the benefit of all stakeholders. Our teams have been working for more than a year on integration planning, and – as of today – we will hit the ground running on executing those plans with an intention to complete the separations as quickly as possible.”

“For shareholders, customers and employees, closing this transaction is a definitive step toward unlocking higher value and greater opportunities through a future built on sustainable growth and innovation,” said Ed Breen, chief executive officer of DowDuPont. “DowDuPont is a launching pad for three intended strong companies that will be better positioned to reinvest in science and innovation, solve our customers’ ever-evolving challenges, and generate long-term returns for our shareholders. With the merger now complete, our focus is on finalizing the organizational structures that will be the foundations of these three intended strong companies and capturing the synergies to unlock value. With clear focus, market visibility and more productive R&D, each intended company will be equipped to compete successfully as an industry leader.”

Board and Governance

The Board of Directors of DowDuPont comprises 16 members – eight directors formerly on the DuPont Board and eight directors formerly on the Dow Board. There are two lead directors: Jeffrey Fettig, who previously served as the lead independent director for Dow; and Alexander Cutler, who previously served as the lead independent director for DuPont. Liveris serves as the executive chairman of the Board and Breen also serves on the Board. Other Board members include:

•	From Dow:
o	James A. Bell, Former Chief Financial Officer, Boeing
o	Raymond J. Milchovich, Former Chairman and CEO, Foster Wheeler AG

o	Paul Polman, CEO, Unilever PLC and Unilever N.V.
o	Dennis H. Reilley, Non-Executive Chairman, Marathon Oil Corp.
o	James M. Ringler, Chairman, Teradata Corporation
o	Ruth G. Shaw, Former Group Executive, Public Policy and President, Duke Nuclear

•	From DuPont:
o	Lamberto Andreotti, Former Chair of the Board and CEO of Bristol-Myers Squibb Company
o	Robert A. Brown, President of Boston University
o	Marillyn A. Hewson, Chairman, President, and Chief Executive Officer of Lockheed Martin Corporation
o	Lois D. Juliber, Former Vice Chairman and Chief Operating Officer of Colgate-Palmolive Company
o	Lee M. Thomas, Former Chairman and Chief Executive Officer of Rayonier Inc.
o	Patrick J. Ward, Chief Financial Officer of Cummins, Inc.

Three Advisory Committees have been established by the DowDuPont Board, chartered to generally oversee the establishment of each of the Agriculture, Materials Science (Dow) and Specialty Products divisions in preparation for the separations. Additionally, each Advisory Committee will develop a capital structure in accordance with the guiding principles set forth in the Bylaws, and designate the future chief executive officer and leadership team of its respective intended company.

DowDuPont Officers

As previously announced, DowDuPont will be led by a proven leadership team that reflects the strengths and capabilities of both companies. Along with Liveris and Breen, it includes the following executives:

•	Howard Ungerleider, Chief Financial Officer
•	Stacy Fox, General Counsel and Corporate Secretary
•	Charles J. Kalil, Special Counsellor to the Executive Chairman, General Counsel for the Materials Science Division
•	James C. Collins, Jr., Chief Operating Officer for the Agriculture Division
•	Jim Fitterling, Chief Operating Officer for the Materials Science Division
•	Marc Doyle, Chief Operating Officer for the Specialty Products Division

Unlocking Value for All Stakeholders

By merging the highly complementary portfolios of Dow and DuPont and subsequently creating intended industry leaders, DowDuPont expects to maximize value for all its stakeholders.

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Shareholders are expected to benefit from the stronger, focused investment profile of each intended company and substantial cost synergies, as well as from long-term growth and sustainable value creation following the intended separations into three independent companies. The transaction is expected to result in run-rate cost synergies of approximately $3 billion and the potential for approximately $1 billion in growth synergies. The company expects to reach 100 percent run rate on the cost synergies within the first 24 months of merger closing.

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Customers will benefit from superior solutions and expanded product offerings. By combining the complementary strengths of Dow and DuPont, each intended company will be able to respond faster and more effectively to rapidly changing conditions with innovative products and greater choice.

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Employees will benefit from being part of these intended highly focused and competitive industry-leaders, built for sustainable, long-term growth – which will create opportunities for our businesses and opportunities for our people.

Paths to Separation

Dow and DuPont leaders and integration teams are developing the future state operating models and organizational designs that will support the refined strategy of each intended company. Once each division has its own processes, people, assets, systems and licenses in place to operate independently from the parent company, DowDuPont intends to separate the divisions to stand within their own legal entities, subject to Board approval and any regulatory approvals. The intended separations are expected to occur within 18 months.

The intended companies are expected to include:

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A leading Agriculture Company that brings together the strengths of DuPont Pioneer, DuPont Crop Protection and Dow AgroSciences to better serve growers around the world with a superior portfolio of solutions, greater choice and competitive price for value. The combined capabilities and highly productive innovation engine will enable the intended Agriculture Company to bring a broader suite of products to the market faster, so it can be an even better partner to growers, delivering innovation and helping them to increase their productivity and profitability. The intended Agriculture Company will be headquartered in Wilmington, Delaware, with global business centers in Johnston, Iowa, and Indianapolis, Indiana.

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A leading Materials Science Company, to be named Dow that will consist of the businesses comprising the following current Dow operating segments: Performance Plastics, Performance Materials & Chemicals, Infrastructure Solutions and Consumer Solutions (Consumer Care and Dow Automotive Systems; Dow Electronic Materials is intended to go to the Specialty Products Company), as well as DuPont’s current Performance Materials operating segment. The intended Materials Science Company will offer the strongest and broadest chemistry and polymers toolkit in the industry, with the scale and competitive capabilities to enable truly differentiated solutions for customers in high-growth end markets, including packaging, transportation, infrastructure and consumer care. The intended Materials Science Company will be headquartered in Midland, Michigan.

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A leading Specialty Products Company that will consist of powerful, market-leading businesses including DuPont Protection Solutions, Sustainable Solutions, Industrial Biosciences and Nutrition & Health, which will integrate the Health and Nutrition business from FMC pending the close of that transaction; as well as Electronic Technologies, which combines DuPont’s Electronics & Communications business with Dow’s Electronic Materials business unit. The intended Specialty Products Company will be an innovation leader composed of technology-driven specialty businesses with highly differentiated products and solutions that transform industries and everyday life. The intended Specialty Products Company will be headquartered in Wilmington, Delaware.

As announced, the DowDuPont Board is conducting a comprehensive portfolio review to assess current business facts and leverage the knowledge gained over the past year and a half to capture any material value-enhancing opportunities in preparation for the intended creation of industry-leading companies.

Klein and Company, Lazard and Morgan Stanley & Co. LLC served as Dow’s financial advisors for the transaction, with Weil, Gotshal & Manges LLP acting as its legal advisor.

Evercore and Goldman, Sachs & Co. served as DuPont’s financial advisors for the transaction, with Skadden, Arps, Slate, Meagher & Flom LLP acting as its legal advisor.

About DowDuPont

DowDuPont (NYSE: DWDP) is a holding company comprised of The Dow Chemical Company and DuPont with the intent to form strong, independent, publicly traded companies in agriculture, materials science and specialty products sectors that will lead their respective industries through productive, science-based innovation to meet the needs of customers and help solve global challenges. For more information, please visit us at www.dow-dupont.com.

Contact Information:

Investors: Neal Sheorey nrsheorey@dow.com +1 989-636-6347	Greg Friedman greg.friedman@dupont.com +1 302-774-4994

Media Rachelle Schikorra ryschikorra@dow.com +1 989-638-4090	Dan Turner daniel.a.turner@dupont.com +1 302-996-8372

Cautionary Statement About Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words.

On Dec. 11, 2015, The Dow Chemical Company (“Dow”) and E. I. du Pont de Nemours and Company (“DuPont”) announced entry into an Agreement and Plan of Merger, as amended on March 31, 2017, (the “Merger Agreement”) under which the companies would combine in an all-stock merger of equals transaction (the “Merger Transaction”). Effective Aug. 31, 2017, the Merger Transaction was completed and each of Dow and DuPont became subsidiaries of DowDuPont Inc. (“DowDuPont”). For more information, please see each of DowDuPont’s, Dow’s and DuPont’s latest annual, quarterly and current reports on Forms 10-K, 10-Q and 8-K, as the case may be, and the joint proxy statement/prospectus included in the registration statement on Form S-4 filed by DowDuPont with the SEC on March 1, 2016 (File No. 333-209869), as last amended on June 7, 2016, and declared effective by the SEC on June 9, 2016 (the “Registration Statement”) in connection with the Merger Transaction.

Forward-looking statements by their nature address matters that are, to different degrees, uncertain, including the intended separation of DowDuPont’s agriculture, materials science and specialty products businesses in one or more tax efficient transactions on anticipated terms (the “Intended Business Separations”). Forward-looking statements are not guarantees of future performance and are based on certain assumptions and expectations of future events which may not be realized. Forward-looking statements also involve risks and uncertainties, many of which are beyond the company’s control. Some of the important factors that could cause DowDuPont’s, Dow’s or DuPont’s actual results to differ materially from those projected in any such forward-looking statements include, but are not limited to: (i) successful integration of the respective agriculture, materials science and specialty products businesses of Dow and DuPont, including anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, productivity actions, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the combined operations; (ii) impact of the divestitures required as a condition to consummation of the Merger Transaction as well as other conditional commitments; (iii) achievement of the anticipated synergies by DowDuPont’s agriculture, materials science and specialty products businesses; (iv) risks associated with the Intended Business Separations, including those that may result from the comprehensive portfolio review undertaken by the DowDuPont board, changes and timing, including a number of conditions which could delay, prevent or otherwise adversely affect the proposed transactions, including possible issues or delays in obtaining required regulatory approvals or clearances related to the Intended Business Separations, disruptions in the financial markets or other potential barriers; (v) the risk that disruptions from the Intended Business Separations will harm DowDuPont’s business (either directly or as conducted by and through Dow or DuPont), including current plans and operations; (vi) the ability to retain and hire key personnel; (vii) potential adverse reactions or changes to business relationships resulting from the completion of the merger or the Intended Business Separations; (viii) uncertainty as to the long-term value of DowDuPont common stock; (ix) continued availability of capital and financing and rating agency actions; (x) legislative, regulatory and economic developments; (xi) potential business uncertainty, including changes to existing business relationships, during the pendency of the Intended Business Separations that could affect the company’s financial performance and (xii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as management’s response to any of the aforementioned factors. These risks, as well as other risks associated with the merger and the Intended Business Separations, are more fully discussed in (1) the Registration Statement and (2) the current, periodic and annual reports filed with the SEC by DowDuPont and to the extent incorporated by reference into the Registration Statement, by Dow and DuPont. While the list of factors presented here is, and the list of factors presented in the Registration Statement are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on DowDuPont’s, Dow’s or DuPont’s consolidated financial condition, results of operations, credit rating or liquidity. None of DowDuPont, Dow or DuPont assumes any obligation to publicly provide revisions or updates to any forward-looking statements regarding the proposed transaction and intended business separations, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

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